UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 30, 2013

TeleCommunication Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-30821	52-1526369
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

275 West Street, Annapolis, Maryland		21401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	410/263-7616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Stockholders (the "Annual Meeting") of TeleCommunication Systems, Inc. (the "Company") was held on May 30, 2013. At the Annual Meeting, stockholders voted on the following items:

Proposal 1: The election of three Class III directors to serve for terms of three years, until the Company's annual meeting of stockholders to be held in 2016, and until his successor is duly elected and qualifies, unless prior to that date they have resigned or otherwise left office. The Class III directors received votes as follows:

Maurice B. Tosé
FOR: 33,567,737
AGAINST: 0
ABSTENTIONS: 7,078,736
BROKER NON-VOTES: 0

James M. Bethmann
FOR: 34,424,719
AGAINST: 0
ABSTENTIONS: 6,221,754
BROKER NON-VOTES: 0

Richard A. Young
FOR: 33,732,588
AGAINST: 0
ABSTENTIONS: 6,913,885
BROKER NON-VOTES: 0

Proposal 2: The approval of the Company’s Third Amended and Restated Employee Stock Purchase Plan:

FOR: 37,940,119
AGAINST: 2,549,365
ABSTENTIONS: 156,989

Each of the proposals was approved by the stockholders. There were no other matters coming before the Annual Meeting that required a vote by the stockholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleCommunication Systems, Inc.

May 31, 2013	By:	/s/ Bruce A. White

Name: Bruce A. White
Title: Secretary